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                                                                   Exhibit 10.15


                                Kraft Foods Inc.

                2001 Compensation Plan for Non-Employee Directors


SECTION 1. Purpose; Definitions

The purpose of the Plan is to afford each Non-Employee Director the option to make a Deferral Election to defer the receipt of all or part of his or her Compensation until such future date as he or she may elect pursuant to the terms and conditions of the Plan.

For purposes of the Plan, the following terms are defined as set forth below:

     a. "Allocation Date" means the date on which an amount representing all or part of a Participant's Compensation is to be credited to his or her Deferred Fee Account pursuant to a Deferral Election. The Allocation Date for the Retainer Fee shall be the first day of each calendar quarter; the Allocation Date for Meeting Fees shall be the first day of the month following the relevant meeting.

     b. "Beneficiary" means any person or entity designated as such in an Election Form. If a Participant has not made a valid designation of a Beneficiary on an Election Form submitted to the Secretary of the Company, or if no designated Beneficiary survives the Participant or is in existence on the date of the Participant's death, the Beneficiary is the Participant's estate.

     c.  "Board" means the Board of Directors of the Company.

     d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

     e.  "Common Stock"  means the common stock of the Company.

     f. "Company" means Kraft Foods Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor corporation.

     g. "Compensation" means the Retainer Fee and the Meeting Fees payable by the Company to each Participant.


     h. "Deferral Election" means the election by a Participant on an Election Form to defer the payment of all or a part of his or her Compensation to be earned and payable after the applicable effective date set forth in Sections 2.1.1 or 2.1.2.

     i. "Deferred Amount" means the amount of Compensation (determined as a percentage of the Retainer Fee and the Meeting Fees) subject to a Deferral Election submitted to the Secretary of the Company.
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     j.  "Deferred Fee Account" means an unfunded deferred compensation account established by the Company on behalf of each Non-Employee Director who makes a Deferral Election. The Company may establish more than one Deferred Fee Account on behalf of any Non-Employee Director who submits a Modified Election Form in accordance with Section 2.3.2 to modify his or her election as to the Distribution Date with respect to Compensation to be earned and payable thereafter. Each Deferred Fee Account shall consist of one or more Subaccounts established in accordance with Section 2.2.2.

     k. "Deferred Fee Program" means the program established under the provisions of the Plan that permit Participants to defer all or part of their Compensation.

     l. "Disability" means permanent and total disability as determined under procedures established by the Board for purposes of the Deferred Fee Program.

     m. "Distribution Date" means the date designated by a Participant on an Election Form in accordance with Sections 2.3.1 and 2.3.2 for the payment or commencement of payment of amounts credited to a Deferred Fee Account.

     n. "Election Date" means the date an Election Form is received by the Secretary of the Company.

     o. "Election Form" means an Initial Election Form or Modified Election Form completed and executed by the Participant. An "Initial Election Form" means the first Election Form that the Participant submits to the Secretary of the Company pursuant to Section 2.1.1. A "Modified Election Form" means an Election Form that the Participant submits to the Secretary of the Company pursuant to Section 2.1.2, 2.1.3, 2.1.4, 2.2.4, and 2.3.2 to modify in whole or in part an Initial Election Form or to modify in whole or in part a Modified Election Form previously submitted to the Secretary of the Company.

     p. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and the rules and regulations thereunder.

     q. "Extraordinary Distribution Request Date" means the date an Extraordinary Distribution Request Form is received by the Secretary of the Company.

     r. "Extraordinary Distribution Request Form" means the Extraordinary Distribution Request Form completed and executed by a Participant or Beneficiary who wishes to request an extraordinary distribution of amounts credited to a Deferred Fee Account in accordance with Section 2.3.3.

     s. "Fund" means any one of the investment vehicles in which the trust fund established under the trust agreement, as amended from time to time, entered into by the Company (or its delegate) in connection with the Profit-Sharing Plan, is invested.

     t. "Meeting Fees" means the portion of a Participant's Compensation that is based upon his or her attendance at Board meetings and meetings of committees of the Board.


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     u.  "Non-Employee Director" means each member of the Board who is not a full-time employee of the Company (or of any Corporation that owns, directly or indirectly, stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote in the election of the Board or of any corporation in which the Company owns, directly or indirectly, stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote in the election of directors in such corporation). A "Non-Employee Director" does not include a Director Emeritus of the Company.

     v. "Participant" means a Non-Employee Director who elects to make a Deferral Election; provided, however, that a Participant shall also include a person who was, but is no longer, a Non-Employee Director as long as a Deferred Fee Account is being maintained for his or her benefit.

     w. "Plan" means this Kraft Foods Inc. 2001 Compensation Plan for Non-Employee Directors, as amended from time to time.

     x. "Profit-Sharing Plan" means the Kraft Foods Thrift Plan, as amended from time to time.

     y. "Retainer Fee" means the portion of a Participant's Compensation that is fixed and paid without regard to his or her attendance at meetings of the Board or any committee of the Board, including any additional amount paid to a chairman of a committee but shall not include awards of Common Stock, stock options or other noncash compensation paid to a Non-Employee Director.

     z. "Subaccount" means one of the bookkeeping accounts established within a Deferred Fee Account in accordance with Section 2.2.2.

     aa.  "Transfer Election Date" means the date set forth on a Transfer Form.

     bb. "Transfer Form" means a Transfer Election Form completed and executed by a Participant or Beneficiary in accordance with Section 2.2.5.

SECTION 2. Deferred Fee Program

2.1 Participation

         2.1.1 Deferral Elections

A Non-Employee Director may make a Deferral Election by submitting an Initial Election Form to the Secretary of the Company. Each Non-Employee Director who makes a Deferral Election shall become a Participant in the Deferred Fee Program.

Any Deferral Election relating to Retainer Fees shall be in integral multiples of twenty-five percent (25%) of the Retainer Fee. Any Deferral Election relating to Meeting Fees shall be one hundred percent (100%) of each Meeting Fee.


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The Participant shall indicate on the Initial Election Form:

         a. the percentage of the Retainer Fee that he or she wishes to defer and whether Meeting Fees are to be deferred;

         b. the Distribution Date;

         c. the Participant's Beneficiary or Beneficiaries; and

         d. the Subaccounts to which the Deferred Amount is to be allocated.

A Deferral Election submitted on an Initial Election Form shall become effective with respect to a Participant's Retainer Fee accruing on and after the first day of the calendar quarter following the Election Date of such Initial Election Form; provided, however, that an Initial Election Form submitted within thirty
(30) days of an individual becoming a Non-Employee Director shall become effective with respect to the Participant's Retainer Fee accruing on and after the Election Date of such Initial Election Form. A Deferral Election submitted on an Initial Election Form shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date of such Initial Election Form; provided, however, that an Initial Election Form submitted within thirty (30) days of an individual becoming a Non-Employee Director shall be effective with respect to a Participant's Meeting Fees accruing on and after the Election Date.

A Deferral Election shall remain in effect with respect to all future Compensation until a new Deferral Election made by the Participant on a Modified Election Form in accordance with Section 2.1.2 or Section 2.1.3 becomes effective.

         2.1.2 Change of Deferral Election.

A Participant may change his or her Deferral Election with respect to Compensation to be earned and payable thereafter by submitting a Modified Election Form to the Secretary of the Company.

A Modified Election Form which increases the amount of future Compensation to be deferred shall become effective with respect to a Participant's Retainer Fee accruing on and after the first day of the calendar quarter following the Election Date of such Modified Election Form. A Modified Election Form to defer Meeting Fees shall become effective with respect to a Participant's Meeting Fees accruing on and after the first day of the calendar month following the Election Date of such Modified Election Form.

Subject to Section 2.1.3, a Modified Election Form which decreases the amount of future Retainer Fees to be deferred shall become effective with respect to Compensation accruing on and after the later of (i) January 1 (and payable on April 1) of the year following the Election Date of such Modified Election Form, or (ii) the first day of the second calendar quarter (and payable on the first day of the third calendar quarter) following the Election Date of such Modified Election Form.


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         2.1.3 Cessation of Deferrals

A Participant may cease to defer future Retainer Fees, Meeting Fees or both in the Deferred Fee Program by submitting a Modified Election Form to the Secretary of the Company. An election by a Participant to cease deferrals of Retainer Fees, Meeting Fees or both in the Deferred Fee Program shall become effective with respect to Compensation accruing on or after the later of (i) January 1 (and, with respect to Retainer Fees, payable on April 1) of the year following the Election Date of such Modified Election Form, or (ii) the first day of the second calendar quarter (and, with respect to Retainer Fees, payable on the first day of the third calendar quarter) following the Election Date of such Modified Election Form.

         2.1.4 Beneficiary Election Modification

A Participant shall be permitted at any time to modify his or her Beneficiary election, effective as of the Election Date, by submitting a Modified Election Form to the Secretary of the Company.

2.2 Investments

         2.2.1 Deferred Fee Accounts

The Company shall establish a Deferred Fee Account for each Participant who has made a Deferral Election pursuant to Section 2.1.1. On each Allocation Date, the Company shall allocate the amount of the Deferred Amount to be credited to each Participant's Deferred Fee Account.

         2.2.2 Subaccounts

The Company shall establish within each Deferred Fee Account one or more Subaccounts to which the Deferred Amounts are to be allocated pursuant to the Participant's Election Form or Election Forms. Such Subaccounts shall be credited with earnings and charged with losses, if any, on the same basis as the corresponding Fund, as the same may change from time to time. As of the date hereof, the Subaccounts are, respectively:

                  A bookkeeping account whose value shall be based on a theoretical investment in the Kraft Foods Stock Fund of the Profit-Sharing Plan or, until such fund is established for the Profit-Sharing Plan, a theoretical investment in Kraft Foods common stock.

                  A bookkeeping account whose value shall be based on a theoretical investment in the U.S. Obligations Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the Equity Index Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the Interest Income Fund of the Profit-Sharing Plan.


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                  A bookkeeping account whose value shall be based on a
                  theoretical investment in the Balanced Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the International Equity Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the Growth Equity Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the Euro Equity Fund of the Profit-Sharing Plan.

                  A bookkeeping account whose value shall be based on a theoretical investment in the Philip Morris Stock Fund of the Profit-Sharing Plan.

To the extent additional investment vehicles are added to the Fund, the senior Human Resources officer of the Company is authorized to establish corresponding Subaccounts under the Plan.

Subject to the provisions of Sections 2.2.3 and 2.2.4, on each Allocation Date, each Participant's Subaccounts shall be credited with an amount equal to the Deferred Amount designated by the Participant for allocation to such Subaccounts. Each Subaccount shall be credited with earnings and charged with losses as if the amounts allocated thereto had been invested in the corresponding Fund.

The value of any Subaccount at any relevant time shall be determined as if all amounts credited thereto had been invested in the corresponding Fund.

         2.2.3 Investment Directions

Each Participant shall make an investment direction on his or her Initial Election Form with respect to the portion of such Participant's Deferred Amount that is to be allocated to a Subaccount. Any apportionment of Deferred Amounts (and of increases or decreases in Deferred Amounts) among the Subaccounts shall be in integral multiples of one percent (1%). An investment direction shall become effective with respect to any Subaccount on the first day of the calendar month following the Election Date of such Election Form. An investment direction shall remain in effect with respect to all future Deferred Amounts until a new investment direction made by the Participant in accordance with Section 2.2.4 becomes effective.

         2.2.4 New Investment Directions

A Participant may make a new investment direction with respect to his or her Deferred Amount only by submitting a Modified Election Form to the Secretary of the Company. A new investment direction shall become effective with respect to any Subaccount on the first day of the calendar month following the Election Date of such Modified Election Form.

         2.2.5 Investment Transfers


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A Participant may transfer to one or more different Subaccounts all or a part
(in integral multiples of one percent (1%)) of the amounts credited to a Subaccount by submitting a Transfer Form to the Secretary of the Company; provided however that no Transfer Form with respect to a transfer affecting Subaccount D may be submitted by a Participant if a Transfer Form requesting an opposite way transfer with respect to Subaccount D had been submitted by such Participant within the preceding six months.

Any transfer of amounts among Subaccounts shall become effective on the first day of the calendar month following the Transfer Election Date.

2.2 Distributions

         2.3.1 Distribution Elections

Pursuant to Section 2.1.1, each Participant shall designate on his or her Initial Election Form the Distribution Date. A Participant shall designate on his or her Initial Election Form one of the following dates as a Distribution Date with respect to amounts credited to his or her Deferred Fee Account thereafter:

         a. the first day of the calendar month following the date of termination of the Participant's service as a member of the Board; or

         b. the first day of a calendar month specified by the Participant which is at least six months after the Election Date.

A Distribution Date election shall become effective on the Election Date of such Initial Election Form.

All distributions shall be paid in a lump sum in cash.

         2.3.2 Modified Distribution Elections

A Participant may modify his or her election as to the Distribution Date with respect to Compensation to be earned and payable thereafter by submitting a Modified Election Form to the Secretary of the Company. No more than one such modification shall be permitted. Any modification of a Distribution Date election shall become effective on the Election Date of such Modified Election Form.

         2.3.3 Extraordinary Distributions

Notwithstanding the foregoing, a Participant may request an extraordinary distribution of all or part of the amount credited to his or her Deferred Fee Account because of hardship. A distribution shall be deemed to be "because of hardship" if such distribution is necessary to alleviate or satisfy an immediate and heavy financial need of the Participant.


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A request for an extraordinary distribution shall be made by submitting an
Extraordinary Distribution Request Form to the Secretary of the Company. All extraordinary distributions shall be subject to approval by the Board.

The Extraordinary Distribution Request Form shall indicate:

         a. the amount to be distributed from the Deferred Fee Account;

         b. the Subaccount(s) from which the distribution is to be made;
            and

         c. the "hardship" requiring the distribution.

The amount of any extraordinary distribution shall not exceed the amount determined by the Board to be required to meet the immediate financial need of the Participant.

An extraordinary distribution shall be made with respect to amounts credited to each Subaccount on the first day of the calendar month next following approval of the extraordinary distribution request by the Board; provided, however, that no extraordinary distribution shall be made from Subaccount D if a Transfer Form pursuant to Section 2.2.5 requesting an opposite way transfer with respect to Subaccount D had been submitted by such Participant within the preceding six months.

SECTION 3. General Provisions

3.1 Unfunded Plan

It is intended that the Plan constitute an "unfunded" plan for deferred compensation. The Company may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan; provided, however, that, unless the Company otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

3.2 Rules of Construction

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

3.3 Withholding

No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.


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3.4 Amendment

The Plan may be amended by the Board, but no amendment shall be made that would impair prior rights of a Participant to his or her Deferred Fee Account without his or her consent. No amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the benefits accruing to Participants under the Plan, or (ii) modifies the eligibility requirements for participation in the Plan.

3.5 Duration of Plan

The Company hopes to continue the Plan indefinitely, but reserves the right to terminate the Plan by appropriate action of the Board at any time. Upon termination of the Plan, amounts then credited to each Deferred Fee Account shall be paid in accordance with the Election Form then governing such Deferred Fee Account or as otherwise provided in Section 2.3.1.

3.6 Assignability

No Participant or Beneficiary shall have the right to assign, pledge or otherwise transfer any payments to which such Participant or Beneficiary may be entitled under the Plan, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order which meets the relevant requirements of a "qualified domestic relations order" (as defined by Section 414(p) of the Code).

3.7 Adoption of Procedures

The Secretary of the Company shall have the authority to adopt such procedures as are appropriate to administer the Plan.

3.8 Construction

The Plan shall be construed and interpreted in accordance with Virginia law. The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Exchange Act pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.




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